Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

January 26, 1994                   /s/ Phillip D. Matthews
                              Phillip D. Matthews


































                      Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

February 18, 1994                  /s/ Thomas D. Gleason
                              Thomas D. Gleason


































                      Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

February 14, 1994                  /s/ Timothy J. O'Donovan
                              Timothy J. O'Donovan


































                      Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

January 29, 1994                   /s/ Stephen J. Gulis, Jr.
                              Stephen J. Gulis, Jr.


































                      Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

February 4, 1994                   /s/ Daniel T. Carroll
                              Daniel T. Carroll


































                      Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

January 31, 1994                   /s/ David P. Mehney
                              David P. Mehney


































                      Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

January 28, 1994                   /s/ Stuart J. Northrop
                              Stuart J. Northrop


































                      Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

January 31, 1994                   /s/ Joseph A. Parini
                              Joseph A. Parini


































                      Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

March 10, 1994                     /s/ Joan Parker
                              Joan Parker


































                      Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

March 11, 1994                     /s/ Elmer L. Ward, Jr.
                              Elmer L. Ward, Jr.


































                      Exhibit 24--POWER OF ATTORNEY


           The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; GEORGE A. ANDREWS; STEPHEN L. GULIS, JR.; and BLAKE W. KRUEGER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Wolverine World Wide, Inc., on Form 10-K for its fiscal year ended January 1, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     Date                          Signature

January 31, 1994                   /s/ David T. Kollat
                              David T. Kollat